POWER OF ATTORNEY

I, the undersigned Treasurer of PIMCO Funds (the Trust) hereby constitute and appoint Ryan G. Leshaw, Timothy A. Bekkers, Douglas P. Dick, Megan C. Johnson, Kevin F. Cahill, Adam T. Teufel, and Aaron D. Withrow, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement of the Trust on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to proposed reorganizations of PIMCO California Municipal Intermediate Value Fund with and into PIMCO California Intermediate Municipal Bond Fund and PIMCO National Municipal Intermediate Value Fund with and into PIMCO National Intermediate Municipal Bond Fund, each a series of the Trust, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statement, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 20, 2025.

Dated: August 20, 2025

/s/ Bijal Parikh Bijal Parikh

POWER OF ATTORNEY

I, the undersigned President of PIMCO Funds (the Trust) hereby constitute and appoint Ryan G. Leshaw, Timothy A. Bekkers, Douglas P. Dick, Megan C. Johnson, Kevin F. Cahill, Adam T. Teufel, and Aaron D. Withrow, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement of the Trust on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganizations of PIMCO California Municipal Intermediate Value Fund with and into PIMCO California Intermediate Municipal Bond Fund and PIMCO National Municipal Intermediate Value Fund with and into PIMCO National Intermediate Municipal Bond Fund, each a series of the Trust, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statement, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 20, 2025.

Dated: August 20, 2025.

/s/ Joshua D. Ratner Joshua D. Ratner

POWER OF ATTORNEY

We, the undersigned Trustees of PIMCO Funds (the Trust) hereby constitute and appoint Ryan G. Leshaw, Timothy A. Bekkers, Douglas P. Dick, Megan C. Johnson, Kevin F. Cahill, Adam T. Teufel, and Aaron D. Withrow, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, the Registration Statement of the Trust on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to proposed reorganizations of PIMCO California Municipal Intermediate Value Fund with and into PIMCO California Intermediate Municipal Bond Fund and PIMCO National Municipal Intermediate Value Fund with and into PIMCO National Intermediate Municipal Bond Fund, each a series of the Trust, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statement, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 20, 2025.

Dated: August 20, 2025

/s/ Michael J. Berchtold	/s/ Anne K. Kratky
Michael J. Berchtold	Anne K. Kratky

/s/ Jennifer Holden Dunbar	/s/ Steven Lipiner
Jennifer Holden Dunbar	Steven Lipiner

/s/ Kym M. Hubbard	/s/ Peter B. McCarthy
Kym M. Hubbard	Peter B. McCarthy

/s/ Gary F. Kennedy	/s/ Ronald C. Parker
Gary F. Kennedy	Ronald C. Parker

/s/ Kimberley G. Korinke	/s/ Peter G. Strelow
Kimberley G. Korinke	Peter G. Strelow